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                                                      Draft of January 17, 1997

                                3,200,000 Shares

                              SAFESKIN CORPORATION

                                  Common Stock


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                         , 1997

SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED
  As Representatives of the Several Underwriters
c/o  SMITH BARNEY INC.
      388 Greenwich Street
      New York, New York 10013

Dear Sirs:

                  The persons named in Schedule I hereto as selling shareholders (the "Selling Shareholders") severally propose to sell to the several underwriters named in Schedule II hereto (the "Underwriters") an aggregate of 3,200,000 shares (the "Firm Shares") of common stock, par value $.01 per share (the "Common Stock"), of Safeskin Corporation, a Florida corporation (the "Company"). In addition, solely for the purpose of covering over-allotments, the Selling Shareholders severally propose to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 480,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The Company and the Selling Shareholders are hereinafter sometimes referred to as the "Sellers."

                  The Company and the Selling Shareholders wish to confirm as follows their agreement with you (the "Representatives") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.


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         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion, relating to the Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits) as amended at the time it becomes effective or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an abbreviated registration statement relating to the offering of the Shares is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

         2. Agreements to Sell and Purchase. Subject to such adjustments as you may determine to avoid fractional shares, each of the Selling Shareholders agrees, subject to all the terms and conditions set forth herein, to sell to the respective Underwriters the number of Firm Shares set forth opposite the name of such Selling Shareholder on Schedule I hereto and, upon the basis of the representations, warranties and agreements of the Sellers herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from each Selling Shareholder, at a purchase price of $ per share (the "purchase price per share"), that number of Firm Shares which bears the same proportion to the number of Firm Shares set forth opposite the name of such Selling Shareholder in Schedule I hereto as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Selling Shareholders.


                  Each of the Selling Shareholders listed in Schedule I hereto also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Sellers herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase

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from the Selling Shareholders listed in Schedule I hereto, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 p.m., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 480,000 Additional Shares from the Selling Shareholders listed in
Schedule I hereto. Additional Shares may be purchased solely to cover over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholders the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares.

                  Certificates in transferable form for the Shares that each of the Selling Shareholders agrees to sell pursuant to this Agreement have been placed in custody with [_______] (the "Custodian") for delivery under this Agreement pursuant to a Custody Agreement and Power of Attorney (the "Custody Agreement") executed by each of the Selling Shareholders appointing [_______] and [_______] as agents and attorneys-in-fact (the "Attorneys-in-Fact"). Each Selling Shareholder agrees that (i) the Shares represented by the certificates held in custody pursuant to the Custody Agreement are subject to the interests of the Underwriters, the Company and each other Selling Shareholder, (ii) the arrangements made by the Selling Shareholders for such custody are, except as specifically provided in the Custody Agreement, irrevocable and (iii) the obligations of the Selling Shareholders hereunder and under the Custody Agreement shall not be terminated by any act of such Selling Shareholder or by operation of law, whether by the death or incapacity of any Selling Shareholder or the occurrence of any other event. If any Selling Shareholder shall die or be incapacitated or if any other event shall occur before the delivery of the shares hereunder, certificates for the Shares to be sold by such Selling Shareholder shall be delivered to the Underwriters by the Attorneys-in-Fact in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death or incapacity or other event had not occurred, regardless of whether or not the Attorneys-in-Fact or any Underwriter shall have received notice of such death, incapacity or other event. Each Attorney-in-Fact represents that he is authorized, on behalf of each of the Selling Shareholders, to execute this Agreement and any other documents necessary or desirable in connection with the sale and public offering of such Shares, to distribute the balance thereof to such Selling Shareholder, and to take such other actions as may be necessary or desirable in connection with the transactions contemplated by this Agreement. Each Attorney-in-Fact agrees to perform his duties under the Custody Agreement.

                                       3


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         3. Terms of Public Offering. The Sellers have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, at 10:00
A.M., New York City time, on         , 1997 (the "Closing Date"). The place of
closing for the Firm Shares and the Closing Date may be varied by agreement among you, the Company and the Attorneys-in-Fact.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company.

         Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request by written notice, it being understood that a facsimile transmission shall be deemed written notice, prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

         5. Agreements of the Company. The Company agrees with the several Underwriters as follows:


                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto or any Abbreviated Registration Statement to be declared or, in the case of an Abbreviated Registration Statement, to become effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment or Abbreviated Registration Statement to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment or Abbreviated Registration Statement has become effective.

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                  (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph
(f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Company will furnish to you, without charge, one signed copy of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the Registration Statement and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

                  (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

                  (e) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without

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charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph
(d) above, file with the Commission an appropriate supplement or amendment thereto and will expeditiously furnish copies thereof to the Underwriters and dealers in such quantities as you shall request. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                  (i) During the period of five years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to shareholders or filed with the Commission, and (ii) from time to time such other information concerning the Company as you may reasonably request.

                  (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 hereof or by notice given by you terminating this Agreement pursuant to Section 12 or Section 13 hereof), or if this Agreement shall be terminated by the Underwriters because of any

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failure or refusal on the part of the Company or the Selling Shareholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                  (k) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

                  (l) The Company will not (and will not announce or otherwise disclose any intention to) offer to sell, contract to sell, sell or otherwise transfer or dispose of, or grant any option or warrant to purchase, any shares of Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) for a period of 90 days after the date of the Prospectus (the "Lock-up Period") without the prior written consent of Smith Barney Inc.; provided, however, that the Company shall be entitled, without the consent of Smith Barney Inc., to (i) issue shares of Common Stock upon exercise of options or warrants disclosed to be outstanding in the Prospectus and (ii) grant stock options pursuant to plans or arrangements currently in effect that are disclosed in the Registration Statement and the Prospectus.


                  (m) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its shareholders appearing in the "Principal and Selling Shareholders" table in the Prospectus.

                  (n) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         6. Agreements of the Selling Shareholders. Each of the Selling Shareholders agrees with the several Underwriters as follows:

                  (a) Such Selling Shareholder will cooperate to the extent necessary to cause the registration statement, any Abbreviated Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

                  (b) Such Selling Shareholder will pay all federal and other taxes, if any, on the transfer or sale of any Shares that are sold by such Selling Shareholder to the Underwriters.

                  (c) Such Selling Shareholder will do or perform all things reasonably required to be done or performed by such Selling Shareholder prior to the Closing Date to satisfy all conditions precedent to the delivery of the Shares by such Selling Shareholder pursuant to this Agreement.

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                  (d) Such Selling Shareholder will not (and will not announce or otherwise disclose any intention to) offer to sell, contract to sell, sell or otherwise transfer or dispose of, or grant any option to purchase, any shares of Common Stock (or any securities convertible or exercisable or exchangeable for Common Stock), or exercise any registration rights with respect to the sale of Common Stock, except for the sale of Shares to the Underwriters pursuant to this Agreement, without the prior written consent of Smith Barney Inc. for a period of 90 days after the date of the Prospectus.

                  (e) Except as stated in this Agreement and in the Prepricing Prospectus and the Prospectus, such Selling Shareholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  (f) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, within the period of time referred to in Section 5(f) hereof, of any change in information relating to such Selling Shareholder and of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations or any other information relating to the Company or relating to any matter stated in the Prospectus or any amendment or supplement thereto that comes to the attention of such Selling Shareholder that suggests that any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements therein not misleading in any material respect.

                  (g) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to you prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-9 if required by Treasury Department regulations (or any other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         7. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                  (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                  (b) The Company meets the requirements for use of Form S-3 under the Act. The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the

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Prospectus and any supplement or amendment thereto when filed with the
Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the prospectus made in reliance upon and in conformity with the information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

                  (c) The incorporated documents, listed under "Incorporation of Certain Documents by Reference" in the Prospectus, heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), conformed with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further Incorporated Documents will, when so filed, be filed in a timely manner and conform with the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, are free of any preemptive or similar rights (other than such rights as shall terminate upon completion of, and be inapplicable to, the offering contemplated hereby) and have been issued and sold in compliance with all Federal and state securities laws. The capital stock of the Company conforms in all material respects to the description thereof incorporated by reference in the Registration Statement and the Prospectus.

                  (e) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as defined below), taken as a whole (a "Material Adverse Effect").

                  (f) All of the Company's subsidiaries (as defined in the Act) are referred to herein individually as a "Subsidiary" and collectively as the "Subsidiaries." For purposes of this Agreement, a "Material Subsidiary" shall mean any Subsidiary of the Company (i) the assets of which represented more than 5% of the consolidated assets of the Company at December 31, 1995, (ii) the pre-tax income of which represented more than 5% of the consolidated pre-tax

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income of the Company for the Company's most recent fiscal year, (iii) the revenues of which represented more than 5% of the consolidated revenues of the Company for the Company's most recent fiscal year or (iv) which is listed in
Schedule III hereto. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration, except where the failure so to register or qualify would not have a Material Adverse Effect. All the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are wholly-owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto).

                  (g) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries or any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

                  (h) Neither the Company nor any of the Material Subsidiaries is (i) in violation of its certificate of incorporation or by-laws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Material Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Material Subsidiaries other than violations that would not have a Material Adverse Effect, or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Material Subsidiaries is a party or by which any of them or any of their respective properties may be bound other than defaults that would not have a Material Adverse Effect.

                  (i) Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Exchange Act, all of which have been or will be effected in accordance with this Agreement, and compliance with the securities or Blue Sky laws of various jurisdictions and the clearance of the offering with the National Association of Securities Dealers, Inc. (the "NASD")) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the

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certificate of incorporation or bylaws, or other organizational documents, of the Company or any of the Material Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any indenture, bond, note, lease or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Material Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Material Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their respective property or assets is subject.

                  (j) The accountants, Coopers & Lybrand, who have certified or shall certify the financial statements incorporated by reference in the Registration Statement or the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act.

                  (k) The financial statements, together with the related schedules and notes incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply in all material respects with the requirements of the Act and present fairly the consolidated financial position, results of operations and changes in shareholders' equity and cash flows of the Company and the Subsidiaries on the basis incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                  (l) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (m) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction that is material to the Company and the Subsidiaries, taken as a whole, and there has not been any material change in the capital stock, or material increase in the consolidated short-term or long-term debt, of the Company and the Subsidiaries, or any Material Adverse Effect, or any development having or which may reasonably be expected to have a prospective Material Adverse Effect.

                  (n) Each of the Company and the Material Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or which would not have a Material Adverse Effect. All the property described in the Prospectus as being held under lease by the Company or any of the Material Subsidiaries is held by it under valid, subsisting and enforceable leases except to the extent the failure to be valid, subsisting or enforceable would not have a Material Adverse Effect.

                  (o) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act and state securities or Blue Sky laws.

                  (p) The Company and each of the Material Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, except where failure to have such permits, licenses, franchises and authorizations does not have a Material Adverse Effect, subject to such qualifications as may be set forth in the Prospectus; the Company and each of the Material Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit except where such failure to perform, revocation, termination or impairment does not have a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company or any of the Material Subsidiaries.

                  (q) The Company has not been advised, and has no reason to believe, that either it or any of its Material Subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state, federal and foreign environmental laws and regulations, except where failure to be so in compliance does not have a Material Adverse Effect.

                  (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s) To the Company's knowledge, neither the Company nor any of its Material Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Material Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (t) The Company and each of the Material Subsidiaries have filed all tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                  (u) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                  (v) The Company and the Material Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, except where failure to possess such does not have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Material Subsidiaries with respect to the foregoing.

                  (w) The Company is not now, and after sale of the Shares to be sold by it hereunder will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                  (x) The Company has complied with all provisions of Florida Statutes, ss. 517.075, relating to issuers doing business with Cuba.

                  (y) The Company and its Material Subsidiaries comply in all material respects with all Environmental Laws (as defined below)(except to the extent that failure to comply with such Environmental Laws would not have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is the subject of any pending or threatened federal, state or local investigation in the United States or the Federation of Malaysia evaluating whether any remedial action by the Company or any of its Material Subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its Material Subsidiaries' business properties or assets or is in contravention of any Environmental Laws that could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Material Subsidiaries has received any notice or claim, nor are there pending or threatened lawsuits against them, with respect to violations of any Environmental Laws or in connection with any release of any Hazardous Material into the environment that, in the aggregate, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect. As used herein, "Environmental Laws" means any federal, state or local law, regulation, rule or order of any governmental authority, administrative body or court in the United States or the Federation of Malaysia applicable to the Company's or any of its Subsidiaries' business operations or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

         8. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder represents and warrants to each Underwriter that:

                  (a) Such Selling Shareholder now has, and on the Closing Date will have, valid and marketable title to the Shares to be sold by such Selling Shareholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer or other defect in title.

                  (b) Such Selling Shareholder now has, and on the Closing Date will have, full legal right and power and any approval required by law (except such as may be required under the Act or state securities or Blue Sky laws governing the purchase and distribution of the Shares), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and marketable title to such Shares, free and clear of any lien, claim, security interest or other encumbrance, restriction on transfer or defect in title.


                  (c) This Agreement and the Custody Agreement have been duly executed and delivered by or on behalf of such Selling Shareholder and are the valid and binding agreements of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their terms except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of such Selling Shareholder's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (d) Neither the execution and delivery of this Agreement or the Custody Agreement by or on behalf of such Selling Shareholder nor the consummation of the transactions herein or therein contemplated by or on behalf of such Selling Shareholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or state securities or Blue Sky laws governing the purchase and distribution of the Shares) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is or may be bound or to which any of such Selling Shareholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgement, injunction, order or decree applicable to such Selling Shareholder or to any property or assets of such Selling Shareholder, except in each case as would not adversely affect the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement.

                  (e) The Registration Statement and the Prospectus and any amendment or supplement thereto do not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (f) The representations and warranties of such Selling Shareholder in the Custody Agreement are, and on the Closing Date will be, true and correct.

                  (g) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described in the Prospectus.

         9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with (i) information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use in connection therewith or (ii) information relating to any Selling Shareholder furnished in writing to the Company by or on behalf of such Selling Shareholder expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of Shares by such Underwriter to any person if (i) a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the

Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus and (ii) the Company delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (b) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of Shares by such Underwriter to any person if (i) a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus and (ii) the Company delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending; and provided, further, that such Selling Shareholder shall not be liable under this Section 9 or any other provision of this Agreement in an amount exceeding the net proceeds received by such Selling Shareholder from the sale of the Shares sold by such Selling Shareholder and that the Underwriters may seek to enforce their rights to indemnity against any Selling Shareholder pursuant to this paragraph (b) only if the Underwriters believe in good faith that there is a material risk that they may not obtain such payment from the Company despite using their best efforts to do so. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (c) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or any Selling Shareholder, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"; and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement of judgment.

                  (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each Selling Shareholder, and any person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company and any Selling Shareholder to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, any Selling Shareholder, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (d), such Underwriter shall have the rights and duties given to the Company by paragraph (c) above (except that if the Company or any Selling Shareholder shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, any Selling Shareholder, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (c) above. The foregoing indemnity agreement shall be in addition to any liability which any Underwriter may otherwise have.

                  (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsection (a) above or, where the indemnified party is the Company or its officers, directors or controlling persons, under subsection (d) above, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. If the indemnification provided for in this
Section 9 is unavailable to an indemnified party under subsection (b) above or, where the indemnified party is any Selling Shareholder or its controlling persons, under subsection (d) above in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, the Underwriters may seek to enforce their rights to contribution against any Selling Shareholder pursuant to this Section 9 only if the Underwriters believe in good faith that there is a material risk that they may not obtain such contribution from the Company despite using their best efforts to do so. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Selling Shareholders or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Selling Shareholders, and the underwriting discounts and commissions received by the Underwriters from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Shareholders or by the

Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (f) The Company, each Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 12 hereof) and not joint.

         (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and each Selling Shareholder set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any Selling Shareholder or any person controlling the Company or any Selling Shareholder, (ii) acceptance of any Shares and payment therefor hereunder, and
(iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, any Selling Shareholder, or any person controlling the Company or any Selling Shareholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

         10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Abbreviated Registration Statement to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment or Abbreviated Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth, or results of operations of the Company or any of the Subsidiaries not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company, any officer or director of the Company or any Selling Shareholder, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially, adversely affect the market for the Shares.

                  (c) You shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel for the Company and the Selling Shareholders, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, that:

                           (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Florida with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect;

                           (ii) Each Material Subsidiary is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); each Material Subsidiary is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each of the Material Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Material Subsidiaries, free and clear of any perfected security interest or, to such counsel's knowledge, any other security interest, lien, adverse claim, equity or other encumbrance, except for the stock of Safeskin Latex Company which is held by the Nominees pursuant to the Deed of Trust Agreements for the benefit of the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever;

                           (iii) The Deed of Trust Agreements, by which the Company is the beneficial owner of all of the outstanding shares of stock of Safeskin Latex Company Sdn. Bhd., were duly and validly authorized by all necessary corporate action of the Company, were duly and validly executed and delivered by and on behalf of all the parties thereto, are valid and binding agreements of the Company and the Nominees, and are enforceable against the Company and the Nominees in accordance with their terms; and no approval, authorization, order, consent, registration, filing, qualifications, license or permit of or with any court, regulatory, administrative or other governmental body was or is required for the execution, delivery and performance of the Deed of Trust Agreements and the consummation of the transactions contemplated therein;

                           (iv) At September 30, 1996, the authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; all necessary and proper corporate proceedings have been validly taken in order to authorize such capital stock; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof incorporated in the Prospectus by reference to the Company's Form 8-A/A;


                           (v) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws (assuming compliance with the applicable blue sky laws in connection with the Company's prior public offerings), were not issued in violation of or subject to any preemptive rights or other rights, known to such counsel, to subscribe for or purchase any securities;

                           (vi) The form of certificates for the Shares conform to the requirements of the Florida Business Corporation Act;

                           (vii) Such counsel has received oral confirmation from the staff of the Commission that the Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                           (viii) The Company has the corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (ix) To the knowledge of such counsel, neither the Company nor any of the Material Subsidiaries is in violation of its certificate of incorporation or bylaws, or other organizational documents, or in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any agreement, indenture, lease or other instrument to which the Company or any of the Material Subsidiaries is a party or by which any of them or any of their respective properties may be bound, in each case that is made an exhibit to the Registration Statement;

                           (x) Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of this Agreement,

         compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws, or other organizational documents, of the Company or any of the Material Subsidiaries or any agreement, indenture, bond, note, lease or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries or any of their respective properties is bound that is made an exhibit to the Registration Statement, or to the knowledge of such counsel will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Material Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities or Blue Sky laws), judgment, injunction, order or decree known to such counsel and applicable to the Company or any of the Material Subsidiaries or any of their respective properties except for violations which do not have a Material Adverse Effect;

                           (xi) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company or any Selling Shareholder (except as have been obtained under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for execution of this Agreement by the Company or any Selling Shareholder, the Custody Agreement by each Selling Shareholder or for the sale of the Shares to the Underwriters as contemplated by this Agreement;

                           (xii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act;

                           (xiii) To the knowledge of such counsel, (A) there are no legal or governmental proceedings pending or threatened against the Company or any of the Material Subsidiaries, or to which the Company or any of the Material Subsidiaries or any of their respective properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the

         Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                           (xiv) To the knowledge of such counsel, neither the Company nor any of the Material Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Material Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Material Subsidiaries, the violation of which would have a Material Adverse Effect;

                           (xv) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown;

                           (xvi) This Agreement and the Custody Agreement have each been duly executed and delivered by or on behalf of each of the Selling Shareholders and are valid and binding agreements of each Selling Shareholder enforceable against each Selling Shareholder in accordance with their terms except as may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of each of the Selling Shareholder's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; and the Custodian has been duly and validly authorized to act as the custodian of the Shares to be sold by each of the Selling Shareholders;

                           (xvii) To knowledge of such counsel, each Selling Shareholder has full legal right and power, and any approval required by law, to enter into this Agreement and the Custody Agreement and to sell, assign, transfer and deliver good and marketable title to the Shares which such Selling Shareholder has agreed to sell pursuant to this Agreement;

                           (xviii) The execution and delivery of this Agreement and the Custody Agreement by the Selling Shareholders and the consummation of the transactions contemplated hereby and thereby will not conflict with, violate, result in a breach of or constitute a default under the terms or provisions of any agreement, indenture, mortgage or other instrument known to such counsel to which any Selling Shareholder is a party or by which any of them or any of their assets or property is bound, or any court order or decree known to such counsel or any law, rule, or regulation applicable to any Selling Shareholder or to any of the property or assets of any Selling Shareholder;

                           (xix) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company;

                           (xx) Except as described in the Prospectus, there is no holder of any securities of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require the Company to register under the Act any shares of Common Stock or other securities of the Company;

                           (xxi) The Company and, to the knowledge of such counsel, each Material Subsidiary has full corporate power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect), to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectus;

                           (xxii) The Company and the Material Subsidiaries own all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, including the trademarks SAFESKIN(R), HYPOCLEAN(R) and HYPOCLEAN 100(R) and such counsel is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Material Subsidiaries with respect to the foregoing;

                           (xxiii) No transfer taxes are required to be paid in connection with the sale and delivery of the Shares to the Underwriters hereunder;


                           (xxiv) The Company is not an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                           (xxv) Although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that any amendment or supplement to the Prospectus, as of its date, and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                  In rendering their opinion as aforesaid, counsel may rely entirely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York; provided, however that
(1) each such counsel is acceptable to the Representatives, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and counsel for the Underwriters and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (d) You shall have received on the Closing Date an opinion of Henry Lim & Co., Malaysian counsel for the Company and its subsidiaries incorporated in the Federation of Malaysia (Safeskin Corporation (Malaysia) Sdn. Bhd., Safeskin Engineering and Machinery Sdn. Bhd. and Safeskin Latex Company Sdn. Bhd., herein collectively referred to as the "Malaysian Subsidiaries") dated the Closing Date, addressed to you, as Representatives of the several Underwriters, and in form and substance satisfactory to counsel for the Underwriters and stating that it may be relied upon by counsel for the Underwriters in giving their opinion, to the effect that:

                  (i) Each of the Malaysian Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, is duly registered and qualified to conduct its business as a foreign corporation and is in good standing in all other jurisdictions where the nature of its properties or the conduct of its business requires such registration or qualification with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                  (ii) The failure of the Company and each of its Subsidiaries (except its Malaysian Subsidiaries) to be a corporation duly registered and qualified to conduct its business as a foreign corporation and be in good standing in the Federation of Malaysia and each state thereof where such registration or qualification would otherwise be required, does not have a Material Adverse Effect;

                  (iii) All of the issued and outstanding shares of each Malaysian Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest, or, to the knowledge of such counsel, any other security interest, lien, adverse claim, equity or other encumbrance except for the stock of Safeskin Latex Company Sdn. Bhd. which is held by the Nominees pursuant to the Deed of Trust Agreements for the benefit of the Company free and clear of any perfected security interest or any other security interest, lien, adverse claim, equity or other encumbrance whatsoever;

                  (iv) The Deed of Trust Agreements, by which the Company is the beneficial owner of all of the outstanding shares of stock of Safeskin Latex Company Sdn. Bhd., were duly and validly authorized by all necessary corporate action of the Company, were duly and validly executed and delivered by and on behalf of all the parties thereto, are valid and binding agreements of the Company and the Nominees, and are enforceable against the Company and the Nominees in accordance with their terms; and no approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body was or is required for the execution, delivery and performance of the Deed of Trust Agreements and the consummation of the transactions contemplated therein;

                  (v) Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of this Agreement, compliance with the provisions of this Agreement, nor consummation of the transactions contemplated by this Agreement conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the articles of association or memoranda of association, or other organizational documents, of any of the Malaysian Subsidiaries or any agreement, indenture, bond, note, lease or other agreement or instrument to which the Company or any of the Malaysian Subsidiaries is a party or by which any of them or any of their respective properties is bound, and which is known to such counsel, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Malaysian Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree of any court or governmental body of the Federation of Malaysia or any state or subdivision thereof known to such counsel after reasonable inquiry to be applicable to the Company, the Malaysian Subsidiaries or any of their respective properties;

                  (vi) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official of the Federation of Malaysia is required on the part of the Company or any Selling Shareholder for execution of this Agreement by the Company or any Selling Shareholder, the Custody Agreement by each Selling Shareholder or for the sale of the Shares to the Underwriters as contemplated by this Agreement;

                  (vii) To the knowledge of such counsel, no Malaysian Subsidiary is in violation of its articles of association or memorandum of association, or other organizational documents and neither the Company nor any of the Material Subsidiaries is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any agreement, indenture, lease or other instrument to which the Company or any of the Material Subsidiaries is a party or by which any of them or any of their respective properties may be bound; and, to the knowledge of such counsel, the Company and its Material Subsidiaries are in compliance with all laws, statutes, ordinances, administrative and governmental rules and regulations of the Federation of Malaysia and each state and subdivision thereof and all judgments, decrees and orders of any court or governmental agency or body of the Federation of Malaysia or any state or subdivision thereof to which the Company or any of the Material Subsidiaries is subject, except where noncompliance would not have a Material Adversely Effect;

                  (viii) To the knowledge of such counsel, the Company and each of the Material Subsidiaries is in possession of and operating in compliance with all authorizations, approvals, orders, licenses, certificates, franchises, permits, consents, certificates and orders material to the ownership of their respective properties and to the conduct of their respective businesses in the Federation of Malaysia, all of which are valid and in full force and effect;

                  (ix) To the knowledge of such counsel, the Company and each of the Material Subsidiaries has good and marketable title to all the properties and assets located in Malaysia reflected as owned by the Company or such subsidiary in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or else in the Prospectus), or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries. The Company or the applicable Subsidiary holds its leased Malaysia properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and the Subsidiaries taken as a whole;

                  (x) To the knowledge of such counsel, (A) there are no legal or governmental proceedings pending or threatened against the Company or any of the Malaysian Subsidiaries, or to which the Company or any of the Malaysian Subsidiaries or any of their respective properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                  (xi) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions relating to the Malaysian Subsidiaries are accurate and present fairly the information required to be shown; and

                  (xii) The Malaysian Subsidiaries own all patents, trademarks, trademark registrations, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of their respective businesses as currently being conducted and we are not aware of any claim to the contrary or any challenge by any other person to the rights of the Malaysian Subsidiaries with respect to the foregoing.

                  In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the laws of the Federation of Malaysia, provided that (1) each counsel is acceptable to the Representatives and their counsel, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel, and (3) Henry Lim & Co. shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (e) You shall have received on the Closing Date an opinion of Tilleke & Gibbins, Thai counsel for the Company and its subsidiary incorporated in the Kingdom of

Thailand (Safeskin Corporation Thailand Limited herein referred to as the "Thai Subsidiary") dated the Closing Date, addressed to you, as Representatives of the several Underwriters, and in form and substance satisfactory to counsel for the Underwriters and stating that it may be relied upon by counsel for the Underwriters in giving their opinion, to the effect that:

                  (i) The Thai Subsidiary is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, is duly registered and qualified to conduct its business as a foreign corporation and is in good standing in all other jurisdictions where the nature of its properties or the conduct of its business requires such registration or qualification with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                  (ii) The failure of the Company and each of its Subsidiaries (excepts its Thai Subsidiary) to be a corporation duly registered and qualified to conduct its business as a foreign corporation and be in good standing in the Kingdom of Thailand and each state thereof where such registration or qualification would otherwise be required, does not have a Material Adverse Effect;

                  (iii) All of the issued and outstanding shares of the Thai Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest, or, to the knowledge of such counsel, any other security interest, lien, adverse claim, equity or other encumbrance free and clear of any perfected security interest or any other security interest, lien, adverse claim, equity or other encumbrance whatsoever;

                  (iv) Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of this Agreement, compliance with the provisions of this Agreement, nor consummation of the transactions contemplated by this Agreement conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the articles of association or memoranda of association, or other organizational documents, of the Thai Subsidiary or any agreement, indenture, bond, note, lease or other agreement or instrument to which the Company or the Thai Subsidiary is a party or by which any of them or any of their respective properties is bound, and which is known to such counsel, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Thai Subsidiary, nor will any such action result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree of any court or governmental body of the Kingdom of Thailand or any state or subdivision thereof known to such counsel after reasonable inquiry to be applicable to the Company, the Thai Subsidiary or any of their respective properties;

                  (v) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official of the Kingdom of Thailand is required on the part of the

         Company or any Selling Shareholder for execution of this Agreement by the Company or any Selling Shareholder, the Custody Agreement by each Selling Shareholder or for the sale of the Shares to the Underwriters as contemplated by this Agreement;

                  (vi) To the knowledge of such counsel, the Thai Subsidiary is not in violation of its articles of association or memorandum of association, or other organizational documents and neither the Company nor the Thai Subsidiary is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any agreement, indenture, lease or other instrument to which the Company or the Thai Subsidiary is a party or by which any of them or any of their respective properties may be bound; and, to the knowledge of such counsel, the Company and its Thai Subsidiary are in compliance with all laws, statutes, ordinances, administrative and governmental rules and regulations of the Kingdom of Thailand and each state and subdivision thereof and all judgments, decrees and orders of any court or governmental agency or body of the Kingdom of Thailand or any state or subdivision thereof to which the Company or the Thai Subsidiary is subject, except where noncompliance would not have a Material Adversely Effect;

                  (vii) To the knowledge of such counsel, the Company and the Thai Subsidiary are in possession of and operating in compliance with all authorizations, approvals, orders, licenses, certificates, franchises, permits, consents, certificates and orders material to the ownership of their respective properties and to the conduct of their respective businesses in the Kingdom of Thailand, all of which are valid and in full force and effect;


                  (viii) To the knowledge of such counsel, the Company and the Thai Subsidiary have good and marketable title to all the properties and assets located in Thailand reflected as owned by the Company or the Thai Subsidiary in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or else in the Prospectus), or
         (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its Thai Subsidiary. The Company or the Thai Subsidiary holds its leased Thailand properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company or the Thai Subsidiary taken as a whole;

                  (ix) To the knowledge of such counsel, (A) there are no legal or governmental proceedings pending or threatened against the Company or the Thai Subsidiary, or to which the Company or the Thai Subsidiary or any of their respective properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                  (x) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions relating to the Thai Subsidiary are accurate and present fairly the information required to be shown; and

                  (xi) The Thai Subsidiary owns all patents, trademarks, trademark registrations, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of its respective business as currently being conducted and we are not aware of any claim to the contrary or any challenge by any other person to the rights of the Thai Subsidiary with respect to the foregoing.

                  In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the laws of the Kingdom of Thailand, provided that (1) each counsel is acceptable to the Representatives and their counsel, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel, and (3) Tilleke & Gibbins shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (f) You shall have received on the Closing Date an opinion of Dewey Ballantine, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, generally with respect to the matters referred to in clauses (vii), (viii), (xii) and
(xxvi) of the foregoing paragraph (c) and such other related matters as you may request.

                  (g) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Coopers & Lybrand, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (h) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, contemplated by the Commission at or prior to the Closing Date and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with; (ii) there shall not have been any material change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company and the Material Subsidiaries, taken as a whole, from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any Material Adverse

Effect; (iv) neither the Company nor any of the Subsidiaries shall have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), as to the matters set forth in this Section 10(g) and in Section 10(h) hereof.


                  (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (j) All the representations and warranties of the Selling Shareholders contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by or on behalf of the Selling Shareholders to the effect set forth in this Section 10(j) and in Section 10(k) hereof.

                  (k) The Selling Shareholders shall not have failed at or prior to the Closing Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

                  (l) The Sellers shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you, as Representatives of the several Underwriters, and counsel for the Underwriters.

                  Any certificate or document signed by any officer of the Company or by or on behalf of any Selling Shareholder and delivered to you, as Representatives of the several Underwriters, or to counsel for the Underwriters, shall be deemed a representation or warranty by the Company or such Selling Shareholder, as the case may be, to each Underwriter as to the statements made therein.

                  The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (j) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d) and (e) shall be revised to reflect the sale of Additional Shares.

         11. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the offering of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Common Stock under the Exchange Act; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc. in connection with the offering; (viii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Shareholders.

         12. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Abbreviated Registration Statement to be declared or become effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission or such Abbreviated Registration Statement has, pursuant to the provisions of Rule 462 under the Act, become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Company by notifying you and the Attorneys in Fact, or by you, as Representatives of the several Underwriters, by notifying the Company and the Attorneys in Fact.

                  If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule II hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting

Underwriters or in such other proportion as you may specify in accordance with
Section 20 of the Master Agreement Among Underwriters of Smith Barney, Harris Upham & Co. Incorporated (predecessor of Smith Barney Inc.), to purchase the Shares which such defaulting Underwriter or Underwriters agreed, but failed or refused, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule II hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

                  Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         13. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Sellers, by notice to the Company and the Attorneys in Fact, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be,
(i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         14. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside front cover page and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the

Underwriters through you as such information is referred to in Sections 7(b) and 9 hereof.

         15. Miscellaneous. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company or the Selling Shareholders, at the office of the Company at Del Mar Corporate Plaza, 12671 High Bluff Drive, San Diego, California 92130, Attention: Richard Jaffe, with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178,
Attention: Howard L. Schecter, Esq.; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division, with a copy to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, Attention: Frederick W. Kanner, Esq.

                  This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors, its officers who sign the Registration Statement, the Selling Shareholders and the controlling persons referred to in Section 9 hereof and, to the extent provided herein, their respective successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                           Very truly yours,

                                           SAFESKIN CORPORATION

                                           By:
                                              -------------------------------
                                              Richard Jaffe
                                              Chairman, President
                                                and Chief Executive Officer

                                              EACH OF THE SELLING
                                              SHAREHOLDERS NAMED
                                              IN SCHEDULE I HERETO

                                              By:
                                                 ----------------------------
                                                 Attorney-in-Fact

Confirmed as of the date first                By:
above mentioned on behalf of                     ----------------------------
themselves and the other several                 Attorney-in-Fact
Underwriters named in Schedule II
hereto.

SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

As Representatives of the Several Underwriters

         By: SMITH BARNEY INC.


         By:
            --------------------------
            Managing Director

                                   SCHEDULE I

                               SAFESKIN OFFERING


Legal Name of Entity/Individual
(State of Organization,                      Number of           Number of
if applicable)                              Firm Shares      Additional Shares
-------------------------------             -----------      -----------------

Irving Jaffe............................        300,000            50,000

Eleanor Jaffe...........................        300,000            50,000

Richard B. Jaffe, Jack A. Jaffe and
Daniel J. Gato, as trustees of the
Jaffe Charitable Remainder Unit
Trust (California)......................        400,000

Richard Jaffe...........................        200,000

IceJuicy, a California Limited
Partnership (California)................                          200,000

Neil K. Braverman and Jeanne D.
Braverman, as trustees of the
Braverman Family Trust for the
benefit of David Braverman
(Florida)...............................        200,000

Steven Braverman, as trustee of the
Neil K. Braverman FLINT Trust
(Florida)...............................                           31,732

Braverman Family Partnership, Ltd.
(Florida)...............................                          148,268

Braverman Holdings, Limited (Texas).....        200,000

North Military, Ltd. (Texas)............        869,500

JSB Ventures, Ltd. (Texas)..............        178,428

JDB Ventures, Ltd. (Texas)..............        178,428

JNB Ventures, Ltd. (Texas)..............         90,090

Jeanne Braverman........................         83,554
                                              ---------           -------
    Total...............................      3,200,000           480,000
                                              =========           =======

                                  SCHEDULE II

                              SAFESKIN CORPORATION



                                                                    Number of
Underwriter                                                        Firm Shares
-----------                                                        -----------

Smith Barney Inc..................................................
Donaldson, Lufkin & Jenrette Securities Corporation...............
Merrill Lynch, Pierce, Fenner & Smith Incorporated................

                                                                    ----------
                       Total......................................   3,200,000
                                                                    ==========

                                  SCHEDULE III

                              SAFESKIN CORPORATION



Subsidiaries
------------

Safeskin Corporation (Malaysia) Sdn.Bhd.
Safeskin Engineering and Machinery Sdn.Bhd.
Safeskin Latex Company Sdn.Bhd.
Safeskin Corporation Thailand Limited